UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2014

HMN Financial, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest PO Box 6057 Rochester, Minnesota	55903-6057
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant.

KPMG LLP (“KPMG”) was previously the principal accountants for HMN Financial, Inc (the “Company”). On May 2, 2014, in the view of KPMG that firm was dismissed based on a telephone communication from the chief financial officer of the Company. In the view of the Company, this communication was intended to convey the Company’s plan to change accountants, rather than the immediate dismissal of KPMG. On May 9, 2014, KPMG confirmed its determination that the client-auditor relationship between the Company and KPMG had ceased. A copy of KPMG’s letter, dated May 9, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company.

KPMG’s report on the Company’s consolidated financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2013 and 2012 and the interim period through May 9, 2014:

•

there were not any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

•	there were no reportable events.
•	KPMG did not advise the Company that:
o	internal controls necessary for the Company to develop reliable financial statements did not exist;
o

information had come to KPMG’s attention that led it to no longer be able to rely on management’s representations or that made KPMG unwilling to be associated with the financial statements prepared by management;

o

KPMG needed to (but did not, due to cessation of the relationship with KPMG or for any other reason) expand significantly the scope of its audit or that information had come to KPMG’s attention during such period, that if further investigated, might have (a) materially impacted the fairness or reliability of either a previously issued audit report, the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report, or (b) caused it to be unwilling to rely on management’s representations or be associated with the Company’s financial statements; or

o

information had come to KPMG’s attention that it concluded materially impacted the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report; and, due to cessation of the relationship with KPMG or for any other reason, the issue had not been resolved to KPMG’s satisfaction.

The Company provided KPMG with a copy of this Current Report on Form 8-K and requested that KPMG furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agreed with the statements made by the Company in this Current Report. A copy of KPMG’s letter will be filed by amendment to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description
16.1	Letter of KPMG LLP dated May 9, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc. (Registrant)

Date: May 15, 2014	/s/ Jon Eberle Jon Eberle Senior Vice President, Chief Financial Officer and Treasurer